EXHIBIT 10.3
EXECUTION COPY
THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIRD AMENDMENT, dated as of September 7, 2006 (this “Amendment”), to that certain Purchase and Sale Agreement dated as of December 18, 2001, as amended by a First Amendment to Purchase and Sale Agreement dated as of March 31, 2004, and by a Second Amendment to Purchase and Sale Agreement dated as of October 22, 2004 (as so amended, the “Purchase and Sale Agreement”), by and among LAND O’LAKES, INC., a Minnesota cooperative corporation (“LOL”), LAND O’LAKES PURINA FEED LLC, a Delaware limited liability company (“Feed”), and PURINA MILLS, LLC, a Delaware limited liability company, as originators (each an “Originator” and collectively, the “Originators”), Feed, as initial Servicer, and LOL SPV, LLC, a Delaware limited liability company, as purchaser (the “SPV Purchaser”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Purchase and Sale Agreement, each of the Originators has sold or contributed, and will continue to sell or contribute, all of the Receivables and Related Rights that it owns, and from time to time hereafter will own or that it will from time to time hereafter originate in the ordinary course of each Originator’s respective businesses, to the SPV Purchaser;
     WHEREAS, the SPV Purchaser has entered into an Amended and Restated Receivables Purchase Agreement, dated as of March 31, 2004 (the “Existing Receivables Purchase Agreement”), by and among the SPV Purchaser, as Seller, Feed, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers, pursuant to which, among other things, the SPV Purchaser may sell to the Administrator, for the benefit of the Purchasers, undivided interests in the Receivables and Related Rights;
     WHEREAS, the parties to the Existing Receivables Purchase Agreement desire to amend and restate the Existing Receivables Purchase Agreement on the terms and conditions set forth in that certain Second Amended and Restated Receivables Purchase Agreement, dated as of September 7, 2006 (the “Second Amended and Restated Receivables Purchase Agreement”), by and among the SPV Purchaser, as Seller, LOL, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers;
     WHEREAS, the amendment and restatement of the Existing Receivables Purchase Agreement also requires certain conforming amendments to the Purchase and Sale Agreement; and
     WHEREAS, the parties to the Purchase and Sale Agreement desire to amend the Purchase and Sale Agreement in the manner set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Purchase and Sale Agreement and used herein shall have the meanings given to them in the Purchase and Sale Agreement (as the same may be amended hereby).
     2. Acknowledgment of and Consent to Second Amended and Restated Receivables Purchase Agreement. Each of the parties hereto acknowledges and consents to the amendment and restatement of the Existing Receivables Purchase Agreement on the terms and conditions set forth in the Second Amended and Restated Receivables Purchase Agreement
     3. Amendment to Definition of “Receivables Purchase Agreement” under the Purchase and Sale Agreement. Each of the parties hereto agrees that all references to the “Receivables Purchase Agreement” contained in the Purchase and Sale Agreement shall be deemed to be references to the Second Amended and Restated Receivables Agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time).
     4. Amendment to Purchase and Sale Agreement Regarding Servicer. Each of the parties hereto accepts, acknowledges and ratifies the appointment of LOL as Servicer under the Receivables Purchase Agreement and under the Purchase and Sale Agreement. LOL accepts and agrees to perform the role of Servicer under the Receivables Purchase Agreement and the Purchase and Sale Agreement. Each reference to “Servicer” in the Purchase and Sale Agreement shall be to LOL, acting in its capacity as Servicer.
     5. Amendment to Section 2.1(c) of the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended by deleting clause (ii) in the definition of “Cost Rate” contained in Section 2.1(c) of the Purchase and Sale Agreement and replacing it with the following:
     “(ii) eighty-seven and one half (87.5) basis points.”
     6. Amendment to Section 4.1(h) of the Purchase and Sale Agreement. Section 4.1(h) of the Purchase and Sale Agreement is hereby amended by deleting the legend set forth therein and replacing it with the following legend:
THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD OR CONTRIBUTED TO LOL SPV, LLC, PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF DECEMBER 18, 2001, AS AMENDED FROM TIME TO TIME, BY AND BETWEEN LOL SPV, LLC, LAND O’LAKES, INC., LAND O’LAKES PURINA FEED LLC, AND PURINA MILLS, LLC; AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO COBANK, ACB, AS ADMINISTRATOR, PURSUANT TO A SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 7, 2006, AS AMENDED FROM TIME TO TIME, BY AND AMONG LOL SPV, LLC (AS SELLER), LAND O’LAKES, INC. (AS INITIAL SERVICER), COBANK, ACB, AND THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO; AND COBANK, ACB (AS ADMINISTRATOR);

     7. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
(a) Execution and Delivery of Documents. Each of the Originators shall have executed and delivered this Amendment to SPV Purchaser, and the Administrator shall have received a copy of this Amendment executed by each of the Originators and the SPV Purchaser.
(b) Effectiveness of Second Amended and Restated Receivables Purchase Agreement. The SPV Purchaser and the Administrator shall have received reasonably satisfactory evidence that the Second Amended and Restated Receivables Purchase Agreement has become effective.
(c) Representations and Warranties. The SPV Purchaser shall be satisfied that the representations and warranties set forth in Section 8 hereof are true and correct on and as of the Amendment Effective Date.
     8. Representations and Warranties. To induce the SPV Purchaser to enter into this Amendment, by its signature below, each of the Originators hereby represents and warrants to the SPV Purchaser that:
(a) This Amendment has been duly executed and delivered by each of the Originators. The execution and delivery by each of the Originators of this Amendment has been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of each of the Originators, enforceable against each Originator in accordance with its terms.
(b) The execution and delivery by each of the Originators of this Amendment and the performance by each of the Originators of this Amendment and the Purchase and Sale Agreement, as amended hereby, (i) are within the corporate or other legal authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings and (iii) do not and will not conflict with or result in any breach or contravention of any Applicable Law or any Contractual Obligation or operating agreement or other governing document of each Originator.
(c) After giving effect to this Amendment, each of the representations and warranties of each of the Originators contained in Article V of the Purchase and Sale Agreement or in any certificate or report delivered pursuant to or in connection with the Purchase and Sale Agreement was true in all respects as of the date as of which it was made and is true in all respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

(d) After giving effect to this Amendment, no Unmatured Termination Event or Termination Event has occurred and is continuing.
(e) Each of the Originators’ obligations and liabilities to the SPV Purchaser and the Administrator, as evidenced by or otherwise arising under the Purchase and Sale Agreement or the Transaction Documents, are hereby ratified and confirmed in all respects.
     10. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subjection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.
     11. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Originator that would require a waiver or consent of the SPV Purchaser (with the consent of the Administrator). Except as expressly amended, modified and supplemented hereby, the provisions of the Purchase and Sale Agreement are and shall remain in full force and effect.
     12. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).
     13. Miscellaneous. From and after the date hereof, each reference to the Purchase and Sale Agreement in the Purchase and Sale Agreement and the other Transaction Documents shall be deemed to be a reference to the Purchase and Sale Agreement as modified by this Amendment. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.
[Signatures follow on next page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LAND O’LAKES, INC. as Originator and as new Servicer

By:

Name:

Title:

LAND O’LAKES PURINA FEED LLC, as Originator and as former Servicer

By:

Name:

Title:

PURINA MILLS, LLC, as Originator

By:

Name:

Title:

LOL SPV, LLC, as SPV Purchaser

By:

Name:

Title:

ACKNOWLEDGED AND CONSENTED TO:
COBANK, ACB, as Administrator
By:
Name:
Title: